SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2005

DELMARVA POWER & LIGHT COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware and Virginia	001-01405	51-0084283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Street, P.O. Box 231
Wilmington, Delaware 19899
(Address of Principal Executive Offices) (Zip Code)

(202) 872-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01	Entry into a Material Definitive Agreement

              On May 24, 2005, Delmarva Power & Light Company (the "Company") has entered into a Purchase Agreement, dated May 24, 2005 (the "Purchase Agreement"), between the Company andwith Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse First Boston LLC, on their own behalfand each of the underwriters named on Schedule A of the Purchase Agreement, for and on behalf of Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, BNY Capital Markets, Inc., Morgan Stanley & Co. Incorporated, Lazard Capital Markets LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., SunTrust Capital Markets, Inc., J.P. Morgan Securities Inc., Scotia Capital (USA) Inc. and Greenwich Capital Markets, Inc. (the "Purchase Agreement"), for the offer and sale of $100,000,000 in aggregate principal amount of 5.00% Notes due June 1, 2015 (the "Notes") in an underwritten offering registered on a Registration Statement on Form S-3 (Registration No. 333-124331). The Purchase Agreement is filed herewith as Exhibit 1, and the form of the Notes is filed herewith as Exhibit 4. The Notes are initially being offered to the public at a price of 99.596% of principal amount. At the closing of the offering, which is scheduled to occur on June 1, 2005, the Company will realize, after deduction of the underwriting discount of .650% of principal amount and before deduction of offering expenses, net proceeds of approximately $98,946,000issued under the Indenture, dated as of November 1, 1988, between the Company and JPMorgan Chase Bank, N.A., as trustee. The offer and sale of the Notes are registered with the Securities and Exchange Commission on Registration Statement on Form S-3 (Registration No. 333-124331).. The Notes will be issued under the Indenture, dated as of November 1, 1988, between the Company and JPMorgan Chase Bank, N.A. (as successor to Manufacturers Hanover Trust Company), as trustee.

The legality opinion of Kirk J. Emge, General Counsel of the Company, relating to the issuance of the Notes is filed herewith as Exhibit 5.

Some of the underwriters or their affiliates have provided investment or commercial banking services to the Company and its affiliates, including as an underwriter of their securities, in the past and are likely to do so in the future. They receive customary fees and commissions for these services.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
1	Purchase Agreement.
4	Form of Note due 2015
5	Opinion of Kirk J. Emge
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Delmarva Power & Light Company By: /s/ JAMES P. LAVIN Name: James P. Lavin Title: Vice President and Controller Date: May 26, 2005

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